EXHIBIT 10.46













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                  WAIVER AND FIRST AMENDMENT TO LOAN AGREEMENT


THIS WAIVER AND FIRST AMENDMENT TO LOAN AGREEMENT (the "Amendment"), dated as of July 12, 1999, is between KARTS INTERNATIONAL INCORPORATED, a Nevada corporation ("Borrower") and THE SCHLINGER FOUNDATION ("Schlinger").

                                    RECITALS:

     WHEREAS, Borrower and Schlinger have entered into that certain Loan Agreement dated as of June 3, 1999 (as the same may hereafter be amended or otherwise modified, the "Agreement");

     WHEREAS,   Borrower  has  requested   that   Schlinger   waive   Borrower's
non-compliance  with the covenant  contained in Section 8 (l) of the  Agreement;
and

     WHEREAS, Borrower and Schlinger now desire to amend the Agreement as herein set forth;

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

                                   ARTICLE 1

                                   Definitions

    Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                    ARTICLE 2

                                   Amendments

     Section 2.1 Amendment to Section 12; Events of Default. Section 12 of the Agreement is hereby amended by adding a new Subsection 12 (q) which shall read in its entirety to read as follows:

           "(q) Shareholder Approval. Borrower shall fail to obtain approval from its shareholders of all terms, conditions, covenants and agreements contained in this Agreement, the Note and the other Loan Documents on or before September 30, 1999."


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                                    ARTICLE 3

                                     Waiver

     Section 3.1 Limited Waiver of Section 8 (l) of the Agreement.

          (a) Schlinger hereby waives any Event of Default resulting from the Borrower's failure to, on or before thirty (30) days from date of the Agreement, (i) enter into an employment agreement with Charles Brister that is for a term of at least three (3) years and is otherwise in form and substance satisfactory to Schlinger and (ii) in connection with such employment agreement, execute an agreement to and in favor of Schlinger whereby Borrower agrees to provide adequate anti-dilution protection that Schlinger deems necessary for the shares of Common Stock that may be issued to Schlinger pursuant to the conversion of the Note as a result of any Common Stock that may be issued to Charles Brister in connection with such employment agreement.

          (b) Schlinger hereby grants Borrower an additional thirty (30) days from the date hereof to comply with the covenants set forth in Section 8
     (l) of the Agreement.

          (c) The waiver contained in this Section 3.1 shall be limited strictly as written and shall not be deemed to constitute a waiver of, or any consent to noncompliance with, any term or provision of the Agreement except as expressly set forth herein. Further, the waiver contained in this
     Section 3.1 shall not constitute a waiver of any future Event of Default that may occur, including, without limitation, the Borrower's failure to keep, perform or observe the covenants set forth in Section 8 (l) of the Agreement (as amended by this Amendment) after thirty (30) days from the date hereof.

                                    ARTICLE 4

                  Ratifications, Representations and Warranties

     Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Schlinger agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 4.2 Representations and Warranties. Borrower hereby represents and warrants to Schlinger as follows: (a) after giving effect to this Amendment, no Event of Default has occurred and is continuing; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of Borrower and each Obligor and


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does not and will not: (1) violate any  provision of law  applicable to Borrower or any Obligor, the articles of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of Borrower or any Obligor or any order, judgment, or decree of any court or agency of government binding upon Borrower or any Obligor; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower or any Obligor; (3) result in or require the creation or imposition of any material lien upon any of the assets of Borrower or any Obligor; or (4) require any approval or consent of any Person under any material contractual obligation of Borrower or any Obligor; and (d) the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other applicable governing document of the Borrower and each Obligor have not been modified or rescinded and remain in full force and effect.

     IN ADDITION, TO INDUCE SCHLINGER TO AGREE TO THE TERMS OF THIS AMENDMENT, BORROWER AND EACH OBLIGOR (BY IT EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

               (a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

               (b) RELEASE. RELEASES AND DISCHARGES SCHLINGER, AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY OBLIGOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                                    ARTICLE 5

                                  Miscellaneous

     Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any

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Loan Document  furnished in  connection  with this  Amendment  shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Schlinger or any closing shall affect the representations and warranties or the right of Schlinger to rely upon them.

     Section 5.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 5.3 Expenses of Schlinger. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Schlinger in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of Schlinger's legal counsel.

     Section 5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.5 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

     Section 5.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Schlinger and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Schlinger.

     Section 5.7 Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 5.8 Effect of Waiver. No consent or waiver, express or implied, by Schlinger to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Obligor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.10 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS
AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND

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UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT
BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Executed as of the date first written above.

                                    BORROWER:

                                    KARTS INTERNATIONAL INCORPORATED


                                    By: /s/ Charles Brister
                                        -----------------------
                                    Name:
                                    Title:


                                    SCHLINGER:

                                    THE SCHLINGER FOUNDATION


                                    By:
                                    Name:
                                    Title:




















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                                 Obligor Consent

         Each of the undersigned Obligors: (i) consents and agrees to this Amendment; (ii) agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Obligor enforceable against it in accordance with their respective terms; and (iii) agree that the obligations, indebtedness and liabilities of the Borrower arising under this Amendment are "Guaranteed Indebtedness" as defined in the guaranty agreement to which it is a party in connection with the Agreement.

                                    OBLIGORS:

                                    BRISTER'S THUNDER KARTS, INC.


                                    By:
                                    Name:
                                    Title:


                                    KINT, L.L.C.


                                    By:
                                    Name:
                                    Title:


                                    STRAIGHT LINE MANUFACTURING, INC.


                                    By:
                                    Name:
                                    Title:


                                    USA INDUSTRIES INCORPORATED


                                    By:
                                    Name:
                                    Title: